Exhibit 10.3


                              RIDDLE RECORDS, INC.

                           INVESTORS RIGHTS AGREEMENT

     THIS INVESTORS RIGHTS AGREEMENT (the "Rights Agreement") is entered into as of November 21, 2003, by and among Riddle Records, Inc., a Delaware corporation (the "Company"), and Jacques Tizabi and Ali Moussavi (each a "Purchaser" and collectively the "Purchasers").

                                    RECITALS:

     A. Concurrently herewith, the Company effected a recapitalization whereby two new classes of common stock, Class A common stock and Class B common stock, were authorized.

     B. Pursuant to the recapitalization, shares of the Company's common stock were converted into shares of Class A common stock and Class B common stock, and as a result, the Purchasers each received 6,000,000 shares of Class A common stock and 6,000,000 shares of Class B common stock, the latter of which are convertible at any time at the option of each Purchaser into shares of Class A common stock on a share-for-share basis (collectively, the "Shares").

     C. In connection with the recapitalization, the Company agreed to execute and deliver this Rights Agreement to the Purchasers.

                                   AGREEMENT:

     NOW, THEREFORE, in consideration for and of the foregoing and of the mutual promises, covenants and conditions set forth herein and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.   Registration Rights.
-------------------------

     1.1 Definitions. As used in this Rights Agreement, the following terms shall have the following respective meanings:

          (a) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended, and the declaration or ordering of the effectiveness of such registration statement.

          (b) The term "Exchange Act" means the Securities Exchange Act of 1934, as amended.

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          (c) The term  "Registrable  Securities" means the 12,000,000 shares of
     Class A Common Stock issued, the 12,000,000 shares of Class A Common Stock issuable upon conversion of the issued shares of Class B Common Stock, and any and all shares of Class A Common Stock or other securities issued or issuable with respect to the Shares upon any stock split, stock dividend, recapitalization or similar event; provided, however, that any and all shares described herein which have been resold to the public or are registered shall cease to be Registrable Securities upon such resale and any shares as to which registration rights have terminated pursuant to
     Section 1.13 below shall cease to be Registrable Securities upon such termination.

          (d) The terms  "Holder"  or  "Holders"  means any person or persons to
     whom   Registrable   Securities  were   originally   issued  or  qualifying
     transferees under subsection 1.10 hereof who hold Registrable Securities.

          (e) The term "Initiating Holders" means any Holder or Holders holding fifty percent (50%) or greater of the aggregate of the Class A Common Stock issued or issuable upon conversion of the Class B Common Stock that collectively are Registrable Securities.

          (f) The term "Securities Act" means the Securities Act of 1933, as amended.

          (g) The term "SEC" means the Securities and Exchange Commission.

          (h) The term "Registration Expenses" shall mean all expenses incurred by the Company in complying with subsections 1.2, 1.3 and 1.4 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company, Selling Expenses and fees and disbursements of legal counsel for the Holders.)

          (i) The term "Holder Affiliates" means any of the mother, father, descendants, brother(s), sister(s), or spouse of any Holder or any trustee or trustees for the benefit of any one or more of the foregoing (including such mother, father, brother(s), sister(s) or spouse).

          (j) The term "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities.

1.2  Demand Registration.
-------------------------

          (a) Request for Registration. In case the Company shall receive from Initiating Holders a written request that the Company effect a registration with respect to Registrable Securities, the Company will:

               (i) within ten (10) days give written notice of the proposed registration to all other Holders; and

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

               (ii) as soon as practicable, subject to the limitations set below, use its best efforts to effect all such registrations (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualifications under the applicable blue sky or other state securities laws and appropriate compliance with exemptive regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Initiating Holder's Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given within thirty (30) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to take any action to effect such registration pursuant to this subsection 1.2(a):

                    (A) in any  particular  jurisdiction  in which  the  Company would be required to execute a general consent to service of process in effecting such registration unless the Company is already subject to service in such jurisdiction and except as required by the Securities Act;

                    (B)   after  the   Company   has   effected   two  (2)  such
               registrations   pursuant  to  this  subsection  1.2(a)  and  such
               registrations have been declared or ordered effective;

                    (C) during the  period  starting  within the date sixty (60)
               days prior to the Company's good faith estimate of the date of filing of, and ending on a date ninety (90) days after the effective date of, a Company-initiated registration; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

                    (D) if the Initiating  Holders  propose to dispose of shares of Registrable Securities which may be immediately registered on Form S-3 pursuant to a request made under Section 1.4 hereof.

          Subject to the foregoing clauses (A) through (B), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practical, but in any event within ninety (90) days, after receipt of the request or requests of the Initiating Holders; provided, however, that if the Company shall furnish to such Holders a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Company's board of directors (the "Board of Directors"), it would be detrimental to the Company and its stockholders for such registration statement to be filed on or before the date filing would be required and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than one hundred twenty (120) days after the furnishing of such a certificate of deferral; and provided, further, however, that the Board of Directors shall not exercise such right to defer a filing more than once in any period of twelve (12) consecutive months.

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

          (b) Underwriting. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as part of their request made pursuant to subsection 1.2(a) and the Company shall include such information in the written notice referred to in subsection 1.2(a)(i). In such event, the underwriter shall be selected by a majority in interest of the Initiating Holders and shall be reasonably acceptable to the Company. The right of any Holder to registration pursuant to subsection 1.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting
     (unless  otherwise  mutually  agreed  by a  majority  in  interest  of  the
     Initiating Holders and such Holder) to the extent provided herein. The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters. Notwithstanding any other provision of this subsection 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, the Initiating Holders shall so advise all Holders who have elected to participate in such offering, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all such Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders. If any Holder of Registrable Securities disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. Any Registrable Securities which are excluded from the underwriting by reason of the underwriter's marketing limitation or withdrawn from such underwriting shall be withdrawn from such registration.

          (c) Company Shares. If the managing underwriter has not limited the number of Registrable Securities to be underwritten, the Company, employees of the Company and other holders of the Company's Class A Common Stock may include securities for its (or their) own account in such registration if the managing underwriter so agrees and if the number of Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

1.3  Company Registration.
--------------------------

          (a) Registration. If at any time or from time to time, the Company shall determine to register any of its securities, for its own account or the account of any of its stockholders other than the Holders (other than in connection with a registration relating solely to employee stock option or purchase plans, a registration on Form S-4, a registration relating solely to an SEC Rule 145 transaction, or a registration on any other form or any successor to such form, which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities), the Company will:

               (i) within thirty (30) days prior to the filing of such registration statement give to each Holder written notice thereof and

               (ii) include in such registration (and any related qualification under blue sky laws or other compliance with applicable laws), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within twenty (20) days after receipt of such written notice from the Company, by any Holder or Holders, except as set forth in subsection 1.3(b) below.

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

          (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to subsection 1.3(a)(i). In such event the right of any Holder to registration pursuant to subsection 1.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this subsection 1.3, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the number of Registrable Securities to be included in the registration and underwriting, or may exclude Registrable Securities entirely from such registration and underwriting. In the event of a cutback by the underwriters of the number of Registrable Securities to be included in the registration and underwriting, the Company shall so advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among Holders requesting registration in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by each of such Holders as of the date of the notice pursuant to subsection 1.3(a)(i) above. If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

1.4  Form S-3.
--------------
     In addition to the rights and obligations set forth in subsection 1.2(a) above, if Holders holding thirty percent (30%) or more of the Registrable Securities then outstanding request that the Company file a registration statement on Form S-3 (or any successor to Form S-3) for the public offering of shares of Registrable Securities and the Company is then a registrant entitled to use Form S-3 to register the shares for such an offering, the Company shall use its best efforts to cause such shares to be registered for the offering as soon as practicable on Form S-3 (or any successor form to Form S-3); provided, however, the Company shall not be required to effect a registration pursuant to this subsection 1.4:

          (a) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

          (b) if the Company, within twenty (20) days of the receipt of the request of the notice described in subsection 1.4(a), gives notice of its bona fide intention to effect the filing of a registration statement with the SEC within one hundred twenty (120) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities), and does so file within said one hundred twenty (120) day period and makes reasonable efforts to cause such registration to become effective;

          (c) during a period of one hundred  eighty  (180) days  following  the
     effective  date  of  a  registration   statement  other  than  registration
     statements filed pursuant to this subsection 1.4;

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          (d)  if  the  Company   shall   furnish  to  the  Holders   requesting
     registration under section 1.4(a) a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors, it would be detrimental to the Company and its stockholders for such registration statement to be filed on or before the date filing would be required and it is therefore essential to defer the filing of such registration statement, in which case the Company shall have the right to defer such filing for a period of not more than one hundred (120) days after the furnishing of such a certificate of deferral; provided, however, that the Board of Directors shall not exercise such right to defer a filing more than once in any period of twelve (12) consecutive months period; or

          (e) if the Company has, within the twelve (12) month period preceding the date of a request to register shares on Form S-3 already effected two registrations on Form S-3 for the Holders pursuant to this Subsection 1.4.

1.5  Expenses of Registration.
------------------------------
     All Registration Expenses incurred in connection with any registration pursuant to this Section 1 shall be borne by the Company except that the Company shall not be required to pay for expenses of any registration proceeding begun pursuant to subsection 1.2 or 1.4, the request for which has been subsequently withdrawn by the Initiating Holders (in which case, such expenses shall be borne by the Holders requesting such withdrawal).

1.6  Registration Procedures.
-----------------------------
     In the case of each registration, qualification or compliance effected by the Company pursuant to this Rights Agreement, the Company will keep each Holder participating therein advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. Except as otherwise provided in subsection 1.5, at its expense the Company will:

          (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to ninety
     (90) days or, if a shorter period, until securities included in the registration statement are sold; provided, however, that (i) such 90-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 90-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (i) includes any prospectus required by Section 10(a)(3) of the Act or (ii) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (i) and (ii) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the 1934 Act in the registration statement.

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          (b) Prepare and file with the SEC such  amendments and  supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

          (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

          (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such United States jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          (e) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act or the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (f)  Cause  all  such  Registrable   Securities   registered  pursuant
     hereunder to be listed on each securities exchange or market on which similar securities issued by the Company are then listed or quoted.

          (g) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such
     Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of
     Registrable Securities and (ii) a letter dated such date, from the independent public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

          (h) No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

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1.7  Indemnification.
---------------------

          (a) The Company will indemnify and defend each Holder of Registrable Securities and each of its officers, directors and partners, and each person controlling such Holder, with respect to which a registration, qualification or compliance has been effected pursuant to this Rights Agreement, and each underwriter, if any, and each person who controls any underwriter of the Registrable Securities held by or issuable to such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus incident to such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, or any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law applicable to the Company or any rule or regulation promulgated under the Securities Act, the Exchange Act or any such state law and relating to action or inaction required of the Company in connection with any such registration, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.7(a) shall riot apply to amounts paid in settlement of any such claim, loss, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld); and provided further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or underwriter specifically for use therein; and provided further, that the agreement of the Company to indemnify any underwriter and any person who controls such underwriter contained herein with respect to any such preliminary prospectus shall not inure to the benefit of an underwriter, from whom the person asserting any such claim, loss, damage, liability or action purchased the stock which is the subject thereof, if at or prior to the written confirmation of the sale of such stock, a copy, of the prospectus (or the prospectus as amended or supplemented) was not sent to delivered to such person, excluding the documents incorporated therein by reference, and the untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the prospectus (or the prospectus as amended or supplemented).

          (b) Each Holder will, if Registrable Securities held by or issuable to such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and defend the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company within the meaning of the Securities Act, and each other such Holder, each of its officers, directors and partners and each person controlling such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus incident to such registration, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, persons or underwriters

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     for any reasonable legal or any other expenses  incurred in connection with
     investigating,   defending  or  settling  any  such  claim,  loss,  damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or
     alleged  omission)  is  made  in  such  registration  statement,   offering
     circular, prospectus or other document in reliance upon and in conformity with written information furnished to the Company by the Holder in an instrument duly executed by such Holder specifically for use therein;
     provided,   however,   that  the  indemnity  agreement  contained  in  this
     subsection 1.7(b) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld); and provided further, that the total amount for which any Holder shall be liable under this subsection 1.7(b) shall not in any event exceed the aggregate gross proceeds received by such Holder from the sale of Registrable Securities held by such Holder in such registration not including underwriter's commissions and discounts.

          (c) Each party entitled to indemnification under this subsection 1.7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at its own expense; and provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless such failure resulted in prejudice to the Indemnifying Party; and provided, further, however, that an Indemnified Party (together with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to a conflict of interests between such Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnified Party shall be entitled to indemnification hereunder if such Indemnified Party consents to entry of any judgment or enters into any settlement without the consent of the Indemnifying Party. Any Indemnified Party shall cooperate with the Indemnifying Party in the defense of any claim or litigation brought against such Indemnified Party.

          (d) If the indemnification provided for in this Section 1.7 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to, any losses, claims, damages or liabilities referred to herein, the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall, to the extent permitted by applicable law, contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by a court of law by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

          (e) The obligations of the Company and Holders under this Section 1.7 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this agreement. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

          (f) The indemnification provided for in this Section 1.7 shall be superseded by indemnification provided for in an underwriting agreement entered into by the Company and an underwriter of Registrable Securities with respect to which a registration has been effected pursuant to this Rights Agreement.

1.8  Information by Holder.
---------------------------
     Any Holder or Holders of Registrable Securities included in any registration shall promptly furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein.

1.9  Rule 144 Reporting.
------------------------
     With a view to making available to Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees at all times to:
          (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144;

          (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (c) so long as a Holder owns any Registrable Securities, to furnish to such Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly reports of the Company, and such other reports and documents so filed by the Company as the Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing such Holder to sell any such securities without registration.

1.10 Transfer of Registration Rights.
-------------------------------------
     Holders' rights to cause the Company to register their securities and keep information available, granted to them by the Company under subsections 1.2, 1.3, 1.4 and 1.9, may be assigned (but only with all related obligations) to a transferee or assignee; provided, however, that the Company is given written notice by such Holder at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned.

1.11 Termination of Registration Rights.
----------------------------------------
     The  obligations of the Company  pursuant to this Section 1 shall terminate
(i) as to any Holder, at such time as such Holder is able to sell all such Registrable Securities held by such Holder within a single three month period under Rule 144 or such Holder is able to sell all Registrable Securities held by it pursuant to Rule 144(k) promulgated under the Securities Act, or (ii) once all Registrable Securities are registered.

2.   General.
-------------

2.1  Waivers and Amendments.
----------------------------
     With the written consent of the record or beneficial holders of fifty percent (50%) of the Registrable Securities, the obligations of the Company and the rights of Purchaser under this Rights Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely). Upon the effectuation of each such waiver, consent, agreement of amendment or modification, the Company shall promptly give written notice thereof to the record holders of the Registrable Securities who have not previously consented thereto in writing.

2.2  Governing Law.
-------------------
     This Rights Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

2.3  Successors and Assigns.
----------------------------
     Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

2.4  Entire Rights Agreement.
-----------------------------
     Except as set forth below, this Rights Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

2.5  Notices, etc.
------------------
     All notices and other communications required or permitted hereunder shall be in writing and shall be sent via facsimile, overnight courier service or mailed by certified mail, postage prepaid, return receipt requested, addressed or sent (i) if to a Purchaser, at the address or facsimile number of the Purchaser set forth in the Company's records, or at such other address or number as the Purchaser shall have furnished to the Company in writing, or (ii) if to the Company, at the Company's principal place of business or at such other address or number as the Company shall have furnished to the Purchasers in writing, and shall be effective (i) upon delivery if sent by facsimile (with a confirming receipt); (ii) one day after delivery to an overnight courier service; or (iii) three (3) days after deposit with the United States Post Office if mailed postage prepaid by regular mail or airmail.

2.6  Severability.
------------------
     In case any provision of this Rights Agreement shall be invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions of this Rights Agreement or any provision of the other Agreements shall not in any way be affected or impaired thereby.

2.7 Titles and  Subtitles.
--------------------------
     The titles of the sections and subsections of this Rights Agreement are for convenience of reference only and are not to be considered in construing this Rights Agreement.

2.8  Counterparts.
------------------
     This Rights Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

2.9  Aggregation of Stock.
--------------------------
     All shares held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

               [Remainder of this page intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereby have executed this Investors Rights Agreement on the date first above written.

                               "COMPANY"

                               RIDDLE RECORDS, INC.,
                               a Delaware corporation

                               By: /s/  Jacques Tizabi
                                   -----------------------------------------
                                   Jacques Tizabi
                                   President and Chief Executive Officer


                               "PURCHASERS"



                                   /s/  Jacques Tizabi
                                   -----------------------------------------
                                   Jacques Tizabi



                                   /s/  Ali Moussavi
                                   -----------------------------------------
                                   Ali Moussavi


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